UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2006

                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
    (Address of principal executive office)                           (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On and effective May 9, 2006, the Board of Directors of DHB Industries, Inc. (the "Company") elected Senator William Campbell as a director. Senator Campbell served in the California legislature for 22 years, including 14 years as a state senator. During his senate career, Senator Campbell held a number of distinguished positions, including Chairman of the Joint Legislative Budget Committee, Minority Floor Leader, and member of the Senate Rules Committee. Senator Campbell became President of William Campbell & Associates in April 2000. In 1998 he became President Emeritus of the California Manufacturers Association, after having served the 80-year old industry group as President for more than eight years.

         On May 9, 2006, Jerome Krantz resigned his position as a director of the Company. Prior to his resignation, Mr. Krantz served as Chairman of the Audit Committee of the Board of Directors of the Company. Mr. Krantz resigned for personal reasons.

         The press release issued by the Company on May 10, 2006 with respect to Mr. Campbell's election and Mr. Krantz's resignation is filed herewith as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits

              99.1      Press Release, dated May 10, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     DHB INDUSTRIES, INC.



                                                     By: /s/ LARRY R. ELLIS
                                                         __________________
                                                             Larry R. Ellis
                                                             President



Dated:  May 10, 2006


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                                  EXHIBIT INDEX


              99.1      Press Release, dated May 10, 2006.